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                                                                 Exhibit 10.3(b)

                        AMENDMENT TO EMPLOYMENT AGREEMENT


      THIS AMENDMENT is made this 7th day of August, 2003, to the EMPLOYMENT AGREEMENT by and among Polaroid Corporation and Polaroid Holding Company (collectively "Polaroid") and John Michael Pocock (the "Executive") dated May 30, 2003 (the "Agreement").

      Polaroid and the Executive hereby agree to extend the effect of Paragraph 3(g) of the Agreement, TEMPORARY LIVING AND TRAVEL EXPENSES, from August 31, 2003 to August 31, 2004.

      All other provisions of the Agreement remain in full force and effect.


                                        For: POLAROID


                                        By   /s/ Jacques A. Nasser
                                             ---------------------
                                             Jacques A. Nasser
                                             Chairperson


                                        For: The Executive


                                             /s/ J. Michael Pocock
                                             ---------------------
                                             J. Michael Pocock